SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): February 18, 2011

5Barz International Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-53778	26-4343002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500, Seattle, WA 98101

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (360) 961-5339

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

On December 30, 2010, the Registrant, 5Barz International Inc., a Nevada corporation, (“5BARz”), acquired, pursuant to an Assignment Agreement, amended January 3, 2011, from Dollardex Group Corp., a Panamanian Corporation (the “Assignment Agreement”), amongst other agreements all right title and  interest in an “Asset Purchase Agreement”, and a “Line of Credit Agreement”, collectively referred to as “The Agreements”.  Pursuant to those agreements, certain payments were required to be made on specific dates.  The Revolving Credit Agreement was  amended on February 18, 2011 to provide for a new schedule of payments to be made under that agreement, and maintains the agreement in good standing. The Asset Purchase Agreement was amended on March 7, 2011.

NATURE AND AMOUNT OF CONSIDERATION REQUIRED UNDER THE LINE OF CREDIT AGREEMENT AND ASSET PURCHASE AGREEMENT.

In the original agreement as assigned January 3, 2011, the line of credit agreement provides for the provision of a revolving line of credit to be made available by the registrant to Cellynx Group Inc. (“Cellynx”) in the amount of $2.5 million dollars payable as follows;

Lender agrees to make funds available under this Credit Line on the following schedule:

(i)             $200,000 on or before January 30, 2011;

(ii)            $300,000 on or before January 30, 2011;

(iii)           $1,000,000 on or before February 28, 2011; and

(iv)           $1,000,000 on or before March 31, 2011.

That schedule of payments has been amended to read as follows;

(i)             $200,000 on or before February 17, 2011;

(ii)            $1,300,000 on or before March 31, 2011; and

(iii)           $1,000,000 on or before April 30, 2011;

In addition the Asset Purchase Agreement provides for payments aggregating $1.5 million USD paid for a 1/2 interest in the patent applications or legal equivalent thereto of Cellynx, payable in cash or immediately available funds as follows:

(a) $200,000 which shall be credited from the advance by the Buyer to the Seller pursuant to the LOC Agreement, and which shall be paid on or before January 31, 2011;

(b) $300,000 to be paid on or before January 31, 2011;

(c) and $1,000,000 to be paid on or before February 28, 2011.

That schedule of payments under this Asset Purchase Agreement has been amended to read as follows;

(a) $200,000 which shall be credited from the advance by the Buyer to the Seller pursuant to the LOC Agreement, and which shall be paid on or before February 28, 2011;

(b) $300,000 to be paid on or before March 31, 2011; and

(c) $1,000,000 to be paid on or before April 30, 2011.

All other terms of the agreements remain unchanged.

ITEM 5.06  Change in Shell Company Status

As a result of the registrant’s acquisition of assets as disclosed on January 5, 2011, and the Company’s development of those assets and commercialization of the 5BARz products, the Company is no longer a shell Company as defined in Rule 12b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2011

5BARz International Inc.

	By:	/s/ Daniel Bland
Daniel Bland President and Secretary

EXHIBIT INDEX

Exhibit No.          Description

10.2                      Amendment No. 1 to Asset Purchase Agreement

10.7                      Amendment No. 1 to the Revolving Line of Credit Agreement